QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AVID TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AVID TECHNOLOGY, INC.

Avid Technology Park
One Park West
Tewksbury, Massachusetts 01876

Notice of Annual Meeting of Stockholders to be Held on Wednesday, May 21, 2003

        The Annual Meeting of Stockholders of Avid Technology, Inc. (the "Company") will be held on Wednesday, May 21, 2003, at One Federal Street, 7th Floor, Boston, Massachusetts at 10:00 a.m., local time, to consider and act upon the following matters:

  1.
  To elect two Class I Directors to serve for the ensuing three years.

  2.
  To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year.

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on April 1, 2003 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

        All stockholders are cordially invited to attend the meeting.

                      By Order of the Board of Directors,
                      ETHAN E. JACKS
                       Secretary

Tewksbury, Massachusetts
April 11, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

Avid Technology, Inc.

Avid Technology Park
One Park West
Tewksbury, Massachusetts 01876

Proxy Statement for the Annual Meeting of Stockholders
to be Held on Wednesday, May 21, 2003

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Avid Technology, Inc. (the "Company") for use at the Annual Meeting of Stockholders and at any adjournments of that meeting (the "Annual Meeting"). The meeting will be held at 10:00 a.m., local time, on May 21, 2003, at One Federal Street, 7th Floor, Boston, Massachusetts. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company, or by voting in person at the Annual Meeting.

        This Proxy Statement, together with the Company's Annual Report to Stockholders for 2002, is being mailed to stockholders on or about April 11, 2003.

Voting Securities and Votes Required

        At the close of business on April 1, 2003, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 27,841,398 shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock"). Stockholders are entitled to one vote per share.

        Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented and voting at the Annual Meeting is required for the election of the Class I Directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting at the Annual Meeting is required to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year.

        Shares that abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes"), will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and broker non-votes will not affect the voting on items submitted to the stockholders for approval at the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information as of February 5, 2003 with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation

Table set forth under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as a group:

Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percentage of Common Stock Outstanding (2)(3)
Bluewater Investment Management Inc. (4) Suite 1502, Box 63 150 King Street West Toronto, Ontario Canada, MSH 1J9	2,046,355	7.41%
Liberty Wagner Asset Management, L.P. (5) 227 West Monroe Street, Suite 3000 Chicago, IL 60606	1,925,000	6.97%
Barclays Global Investors, N.A. (6) 45 Fremont Street San Francisco, CA 94105	1,877,536	6.80%
Bricoleur Capital Management LLC (7) 12230 El Camino Real, Suite 100 San Diego, CA 92130	1,599,724	5.80%
FMR Corp. (8) 82 Devonshire Street Boston, MA 02109	1,572,466	5.70%
Charles T. Brumback (9)	80,995	*
John V. Guttag	0	*
Robert M. Halperin (10)	107,500	*
Nancy Hawthorne (11)	48,000	*
Pamela F. Lenehan (11)	20,000	*
William J. Warner	180,000	*
David A. Krall (12)	409,459	1.46%
David R. Froker	0	*
Ethan E. Jacks (11)	133,543	*
David M. Lebolt (13)	71,935	*
Paul J. Milbury (11)	80,897	*
Charles L. Smith (11)	144,913	*
All directors and executive officers as a group (15 persons) (14)	1,604,590	5.54%

*
Less than 1%

(1)
Unless otherwise noted, the address for each director and executive officer is c/o Avid Technology, Inc., One Park West, Tewksbury, Massachusetts, 01876.

(2)
The number of shares beneficially owned by each shareholder, director and executive officer is calculated pursuant to rules promulgated by the Securities and Exchange Commission (the "Commission"). Under those rules, a person is considered to beneficially own all shares for which the person has sole or shared voting power or investment power, and all shares which the person has the right to acquire on, or within 60 days after, February 5, 2003. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of such shares. Unless otherwise indicated, each person listed above has sole voting and/or investment power with respect to the shares listed as of February 5, 2003.

(3)
In calculating the percentage of the Company's Common Stock beneficially owned by each person or entity listed, the number of shares deemed outstanding consists of the 27,600,766 shares actually outstanding as of February 5, 2003, plus, for that person or entity only, any shares subject to stock options that were exercisable on, or within 60 days after, February 5, 2003.

(4)
Beneficial ownership, as of December 31, 2002, as reported in a Schedule 13G filed with the Commission on January 15, 2003.

(5)
Beneficial ownership, as of December 31, 2002, as reported in an amendment to a Schedule 13G filed with the Commission on February 10, 2003. Includes 1,925,000 and 1,900,000 shares beneficially held by WAM Acquisition GP, Inc. and Liberty Acorn Trust, respectively.

(6)
Beneficial ownership, as of December 31, 2002, as reported in a Schedule 13G filed with the Commission on February 12, 2003. Includes 365,011 shares beneficially held by Barclays Global Fund Advisors.

(7)
Beneficial ownership, as of December 31, 2002, as reported in an amendment to a Schedule 13G filed with the Commission on February 14, 2003.

(8)
Beneficial ownership, as of December 31, 2002, as reported in an amendment to a Schedule 13G filed with the Commission on February 13, 2003. Includes 1,572,466 shares beneficially owned by each of Edward C. Johnson 3d. and Abigail P. Johnson.

(9)
Includes 76,000 shares subject to stock options.

(10)
Includes 77,500 shares subject to stock options.

(11)
Consists of shares subject to stock options.

(12)
Includes 389,271 shares subject to stock options.

(13)
Includes 67,959 shares subject to stock options and 733 shares subject to a restricted stock agreement.

(14)
Includes 1,353,847 shares subject to stock options.

ELECTION OF DIRECTORS

        The Company's Board of Directors consists of three classes (designated Class I, Class II and Class III Directors), with members of each class holding office for overlapping three-year terms.

        The persons named in the enclosed proxy will vote to elect Charles T. Brumback and Nancy Hawthorne as Class I Directors, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. Both of the nominees have indicated their willingness to serve if elected, but if either or both of the nominees should be unable or unwilling to serve, proxies may be voted for substitute nominee(s) designated by the Board of Directors.

Directors

        Set forth below regarding each continuing director and each of the nominees for director is each such person's name, age, position with the Company, if any, principal occupation, business experience during at least the past five years and the names of other publicly held corporations for which such director (including the two nominees for Class I Directors) serves as a director and the year during which each such person first became a director of the Company.

Nominees

Class I Directors (Term to expire at 2006 Annual Meeting)

        Charles T. Brumback, 74, became a director of the Company in April 1996. Mr. Brumback was Chairman of the Tribune Company from January 1993 to December 1995 and Chief Executive Officer from August 1990 to May 1995. Previously, he served as President and Chief Operating Officer of the Tribune Company and President and Chief Executive Officer of the Chicago Tribune Company.

        Nancy Hawthorne, 51, became a director of the Company in October 1997. Since August 2001, Ms. Hawthorne has served as Chair and Chief Executive Officer of Clerestory, LLC, a firm that provides financial consulting and executive coaching services. From 1996 until July 1997, Ms. Hawthorne was Chief Executive Officer and Managing Partner of Hawthorne, Krauss & Associates, LLC, a provider of consulting services to corporate management. From July 1997 until July 2001, Ms. Hawthorne was self-employed, providing a variety of financial strategy consulting services. Ms. Hawthorne also serves as a director of the New England Zenith Fund, an investment company.

Continuing Members of the Board of Directors

Class II Directors (Term to expire at 2004 Annual Meeting)

        David A. Krall, 42, has served as a director of the Company since October 2000 and has been an employee since 1995. Mr. Krall has served as President and Chief Executive Officer of the Company since April 2000 and served as President and Chief Operating Officer of the Company from October 1999 until April 2000. Previously, Mr. Krall served as Chief Operating Officer of Digidesign, the Company's professional audio division, from July 1998 to October 1999 and as Vice President of Engineering of Digidesign from June 1996 to July 1998.

        Pamela F. Lenehan, 50, has served as a director since April 2001. Since June 2002, Ms. Lenehan has served as President of Ridge Hill Consulting, LLC, a strategy and financial consulting firm. From September 2001 until June 2002, Ms. Lenehan was self-employed as a private investor. From March 2000 until September 2001, Ms. Lenehan was Vice President and Chief Financial Officer of Convergent Networks, Inc., a manufacturer of next generation switching equipment. From February 1995 until January 2000, she was Senior Vice President, Corporate Development and Treasurer of Oak Industries, Inc., a manufacturer of telecommunications components. Previously, Ms. Lenehan was a Managing Director at Credit Suisse First Boston.

Class III Directors (Term to expire at 2005 Annual Meeting)

        Robert M. Halperin, 74, has served as a director since May 1991 and as Chairman of the Board since November 1999. Mr. Halperin was Vice Chairman of the Board of Raychem Corporation from April 1990 to November 1994. Prior to April 1990, Mr. Halperin was President of Raychem Corporation. Mr. Halperin also serves as a director of Vitria Technology, Inc., a provider of business process integration solutions.

        John V. Guttag, 54, became a director in October 2002. Dr. Guttag has been a professor at the Massachusetts Institute of Technology since January 1979 and has served as Chair of the Department of Electrical Engineering and Computer Science since January 1999. In addition, Dr. Guttag is co-head of MIT's Network and Mobile Systems Group within the Laboratory for Computer Science.

        William J. Warner, 48, the founder of the Company, has served as a director since the Company's inception in September 1987 and is a part-time employee of the Company. Mr. Warner was President and Chief Executive Officer of the Company from its inception through May and September 1991, respectively. From January 1992 through June 1996, Mr. Warner was President of Wildfire Communications, Inc., a developer of personal communications products; Mr. Warner also served as

Chairman of the Board of Directors of Wildfire from January 1992 through April 2000. Since June 2000, Mr. Warner has served as President of Future Boston, Inc., a non-profit organization. In addition, since September 2001, Mr. Warner has been the President of Warner Research, LLC, a research company focused on online mapping and archiving systems.

Board and Committee Meetings

        During 2002, the Board of Directors met five times. Each director was present for at least 75% of the aggregate number of Board meetings and meetings held by all committees on which that director then served.

        The Company has a standing Compensation Committee of the Board of Directors which reviews, and recommends to the Board for approval, the compensation programs for the Chief Executive Officer, other executive officers and key employees. The Compensation Committee also administers the Company's bonus and incentive plans and programs, including stock option and stock purchase plans for all employees, including executive officers. The Compensation Committee met nine times in 2002. The current members of the Compensation Committee are Messrs. Brumback and Halperin and Ms. Lenehan.

        The Company has a standing Audit Committee of the Board of Directors which monitors and reviews the Company's financial statements and the underlying reporting policies and internal controls, recommends the selection of the Company's independent accountants, and reviews whether non-audit services provided by the independent accountant affect their independence. The Audit Committee met eight times during 2002. The current members of the Audit Committee are Mr. Brumback, Ms. Hawthorne and Ms. Lenehan.

        The Company has a standing Nominating and Governance Committee of the Board of Directors which recommends nominees for director and reviews the corporate governance structure of the Company. The Nominating and Governance Committee met informally on several occasions and acted twice by written consent during 2002. The Nominating and Governance Committee will consider nominees recommended by stockholders. Stockholders who wish to recommend nominees for director should submit such recommendations to the Secretary of the Company, at the principal offices of the Company, who will forward such recommendations to the Nominating and Governance Committee for consideration. During 2002, the Nominating and Governance Committee comprised Messrs. Brumback and Halperin, and starting July 24, 2002, Ms. Hawthorne.

Directors' Compensation

        The members of the Board of Directors who are not employees of the Company are each paid an annual retainer of $15,000 and a fee of $1,500 for each Board meeting attended. In addition, the Chairman of the Board of Directors receives an annual fee of $7,500 and each non-employee director receives an annual fee of $5,000 for each committee on which the director serves. Under the Company's 1993 Director Stock Option Plan (the "Director Plan"), non-employee directors may elect to receive their fees as options in lieu of cash. Such options are fully exercisable upon grant, have an exercise price equal to half of the fair market value of the Company's Common Stock on the date of grant, and cover a number of shares equal in value to the cash that would otherwise be payable divided by the exercise price.

        Under the Director Plan, members of the Board of Directors who are not employees of the Company receive an option to purchase 10,000 shares of Common Stock upon their initial election to the Board of Directors. In addition, each director receives an option to purchase 10,000 shares of Common Stock on the date of each annual meeting of stockholders, provided the director has then served a minimum of six months on the Board of Directors. Grants to directors of annual stock options vest on the earlier of twelve months from the date of the grant and immediately prior to the next annual meeting of stockholders following the date of grant, unless otherwise specified in the applicable option agreement.

        The Company does not pay directors who are also employees of the Company for their service on the Board of Directors. The Company reimburses all of its directors for out-of-pocket expenses incurred in connection with performing their duties as directors of the Company.

Executive Compensation

        The following table sets forth certain information for each of the last three fiscal years regarding the compensation of the Company's Chief Executive Officer and five other executive officers as required under the rules of the Commission (the "Named Executive Officers").

Summary Compensation Table

Long-term Compensation
		Annual Compensation				Securities Underlying Options (Shares) (#)
Name and Principal Position					Restricted Stock Awards ($)		All Other Compensation ($)(1)
	Year	Salary ($)	Bonus ($)	Other ($)
David A. Krall President and Chief Executive Officer	2002 2001 2000	420,000 420,000 384,113	— — 145,302	— — —	— — —	50,000 250,000 100,000	4,714 51,613 167,716
David M. Lebolt Vice President, General Manager, Digidesign	2002 2001 2000	260,205 225,000 200,000	40,075 1,549 81,200	— — —	— — 25,840(2)	75,000 62,000 —	5,500 5,250 5,250
Charles L. Smith Vice President of Worldwide Sales, Marketing & Services	2002 2001 2000	300,000 300,000 275,000	— — 79,750	— — —	— — —	15,000 50,000 25,000	5,500 93,276 158,428
Paul J. Milbury (3) Vice President and Chief Financial Officer	2002 2001 2000	300,000 300,000 14,808	— — 7,250	— — —	— — —	15,000 60,000 100,000	5,500 5,100 —
Ethan E. Jacks (4) Vice President of Business Development and Chief Legal Officer	2002 2001 2000	285,000 285,000 255,703	— — 137,283	— — —	— — —	15,000 25,000 75,000	4,714 4,500 4,392
David R. Froker (5) Vice President, General Manager, Digidesign	2002 2001 2000	319,992 320,000 300,000	30,882 — 174,000	— — —	— — —	15,000 50,000 35,000	4,767 4,950 4,563

(1)
In each case, comprises a matching contribution under the Company's 401(k) Plan. In addition, in 2000, Messrs. Krall and Smith were reimbursed $165,903 and $153,641, respectively, for travel and temporary living expenses while commuting from California to Massachusetts, as well as subsequent moving expenses. In 2001, Messrs. Krall and Smith were reimbursed $47,113 and $88,176, respectively, for the taxes each paid on the relocation reimbursement received in 2000.

(2)
Represents the fair market value of shares of restricted stock when issued on July 3, 2000. Such shares vest in three installments of 33% each on the first, second and third anniversary of the date of grant.

(3)
Mr. Milbury joined the Company as Vice President and Chief Financial Officer in December 2000.

(4)
In addition to the positions listed, Mr. Jacks served as Acting Chief Financial Officer of the Company from April 2000 to November 2000.

(5)
In August 2002, Mr. Froker left his position as Vice President and General Manager of Digidesign. The Company is scheduled to pay Mr. Froker the bonus of $30,882 reflected on the table on August 14, 2003.

Option Grants in Last Fiscal Year

        The following table sets forth certain information regarding options granted to the Named Executive Officers during the fiscal year ended December 31, 2002.

					Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term (4)
	Individual Grants
		Percent of Total Options Granted to Employees in Fiscal Year (%) (2)
Name	Number of Securities Underlying Options Granted (#) (1)		Exercise Price ($/share)(3)	Expiration Date
					5%($)	10%($)
David A. Krall	50,000	3.92	14.13	3/06/12	444,314	1,125,979
David M. Lebolt	15,000 60,000	1.18 4.70	14.13 8.41	3/06/12 7/22/12	133,294 317,340	337,794 804,202
Charles L. Smith	15,000	1.18	14.13	3/06/12	133,294	337,794
Paul J. Milbury	15,000	1.18	14.13	3/06/12	133,294	337,794
Ethan E. Jacks	15,000	1.18	14.13	3/06/12	133,294	337,794
David R. Froker	15,000	1.18	14.13	3/06/12	133,294	337,794

(1)
Options vest over a four-year period, with twelve and one-half percent of the shares of each option vesting and becoming exercisable six months after the grant of the option and the remaining shares vesting in equal monthly installments over the following three and one-half years.

(2)
Based on grants of options to employees of the Company during 2002 to purchase up to an aggregate of 1,276,187 shares of the Company's Common Stock.

(3)
Fair market value of the Company's Common Stock on the date of grant.

(4)
Potential realizable value is based on an assumption that the market price of the Company's Common Stock will appreciate at the stated rate, compounded annually, from the date of grant until the end of the ten-year term. These values are calculated based on rules promulgated by the Commission and do not reflect the Company's estimate or projection of future stock price. Actual gains, if any, on stock option exercises will depend upon the future performance of the Company's Common Stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information regarding options exercised during the year ended December 31, 2002 by the Named Executive Officers.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End Exercisable/Unexercisable ($)*
David A. Krall	—	—	369,479/198,958	3,657,527/2,249,392
David M. Lebolt	—	—	52,146/112,666	561,415/1,428,452
Charles L. Smith	—	—	140,538/ 43,020	1,158,037/ 458,301
Paul J. Milbury	—	—	73,647/101,353	478,174/ 711,576
Ethan E. Jacks	—	—	138,855/ 28,645	1,221,606/ 255,507
David R. Froker	79,704	230,911	0/ 0	0/ 0

*
The per-share value of unexercised in-the-money options is calculated by subtracting the option exercise price from $22.95, the last sale price of the Company's Common Stock on December 31, 2002 as reported on the Nasdaq National Market.

Equity Compensation Plan Information

        The following table provides information about the Company's Common Stock that may be issued upon exercise of options, warrants and rights under all of the Company's equity compensation plans as of December 31, 2002.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (1)
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders (2)	2,062,967	$14.46	2,443,606
Equity Compensation Plans Not Approved by Security Holders (3)	4,779,590	$14.46	1,340,770

Total	6,842,557	$14.46	3,784,376

(1)
Includes 119,577 shares of Common Stock issued in connection with the offering period under the Company's 1996 Employee Stock Purchase Plan which ended on January 31, 2003.

(2)
Includes shares available for issuance under the Company's 1989 Stock Option Plan, 1991 Digidesign Stock Option Plan, 1993 Stock Incentive Plan, 1993 Director Stock Option Plan, 1994 Stock Option Plan, 1996 Employee Stock Purchase Plan and the 1997 Stock Incentive Plan.

(3)
Includes shares available for issuance under the Company's 1997 Stock Option Plan, 1998 Stock Option Plan, 1998 Avid-Softimage Stock Option Plan and the Amended and Restated 1999 Stock Option Plan.

        The following is a summary of the Company's option plans that have not been approved by the shareholders of the Company.

1997 Stock Option Plan

        The Company's 1997 Stock Option Plan was adopted by the Company's Board of Directors in December 1997 and provides for the grant of non-statutory stock options to employees for up to

1,000,000 shares of the Company's Common Stock. As of December 31, 2002, there were 857,783 shares reserved for issuance upon exercise of outstanding options and 18,777 shares available for future grant under the plan.

1998 Stock Option Plan

        The Company's 1998 Stock Option Plan was adopted by the Company's Board of Directors in December 1998 and provides for the grant of non-statutory stock options to employees for up to 1,500,000 shares of the Company's Common Stock. As of December 31, 2002, there were 966,880 shares reserved for issuance upon exercise of outstanding options and 247,596 shares available for future grant under the plan.

1998 Avid-Softimage Plan

        The Company's 1998 Avid-Softimage Stock Option Plan was adopted by the Company's Board of Directors in June 1998 in conjunction with the Company's acquisition of Softimage Inc. and provides for the grant of non-statutory stock options for up to 2,000,000 shares of the Company's Common Stock. As of December 31, 2002, there were 156,359 shares reserved for issuance upon exercise of outstanding options under the plan. No additional shares will be issued under this plan.

Amended and Restated 1999 Stock Option Plan

        The Company's 1999 Stock Option Plan was adopted by the Company's Board of Directors in November 1999 and originally provided for the grant of non-statutory stock options for up to 1,250,000 shares of the Company's Common Stock. The plan was amended by the Company's Board of Directors in February 2000, February 2001 and December 2001 to increase the number of shares authorized for issuance. In addition, in May 2000, the Company's Board of Directors amended and restated the plan to allow for the issuance of grants of restricted stock and to increase the number of shares authorized for issuance under the plan. As a result of the various amendments, there are currently an aggregate of 4,750,000 shares of the Company's Common Stock authorized for issuance, of which 500,000 shares are reserved for issuance as restricted stock. As of December 31, 2002, there were 2,798,335 shares reserved for issuance upon exercise of outstanding options, 214,315 shares reserved for issuance as restricted stock and 860,082 shares available for future grant as options under the plan.

Description of Plan Terms

        Except as specifically noted, the Company's 1997, 1998, Avid-Softimage and 1999 plans have substantially similar terms. Each plan is administered by the Company's Board of Directors or a committee of the Board of Directors. Under each of the 1997, 1998, Avid-Softimage and 1999 plans, the Company may grant options and, under the 1999 plan, restricted stock, to any employee other than an executive officer or director.

        When it grants an option, the Board of Directors sets forth the terms of the option. Specifically, it determines (a) who receives the option, (b) the number of shares of the Company's Common Stock covered by the option, (c) the exercise price of the option (which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant) and (d) the duration of the option.

        The 1997, 1998, Avid-Softimage and 1999 plans contain provisions addressing the consequences of a change in control of the Company. If the Company undergoes a change of control, the Company must provide that all outstanding options are either assumed or substituted for by the acquiring or succeeding corporation. If the acquiring or succeeding corporation does not assume, or substitute for, the outstanding options, then the Board of Directors must either cash out or accelerate the options to make them fully exercisable prior to the change of control.

Employment and Other Agreements

        The Company has employment agreements with each of its Named Executive Officers, as well as with several other senior executives, which provide for severance benefits. The agreements can be terminated by either the Company or the officer upon 12 months prior notice, provided, however, that the Company may not give such notice until July 24, 2004. If the Company terminates the officer's employment other than for cause, or if the officer terminates for good reason, the Company must pay the officer his or her base salary and provide the officer with comparable benefits for 12 months following his or her termination. The Company must also pay the officer his or her target incentive compensation for the year of termination, multiplied by the actual plan pay-out factor and prorated for the number of months that the officer actually worked for the Company. Furthermore, any stock options and shares of restricted stock that were due to vest within 12 months of the officer's date of termination will be vested immediately. Finally, pursuant to the Company's agreement with Mr. Krall, in addition to the benefits described above, the Company must pay Mr. Krall the amount by which his monthly base salary at the time of termination exceeds the monthly compensation from any new employer for the period from the first to the second anniversary of his termination.

        The Company also has change of control agreements with each Named Executive Officer, as well as with several other senior executives. These agreements provide that, if the officer is terminated by the Company without cause or if the officer terminates his or her employment with the Company for good reason within two years following a change in control of the Company, the officer will receive any earned but unpaid salary and a bonus payment for the year of termination equal to the highest bonus targeted or received in the current year or preceding two years prorated for the number of days the officer worked for the Company during the year of termination, and a lump sum severance payment equal to one and one-half times the sum of his or her annual base salary plus the highest bonus payment targeted or received in the then current or preceding two years. In addition, the officer is entitled to receive benefits comparable to those he or she received while employed by the Company for 24 months following the date of termination. The change of control agreements also require that the Company gross up the severance payment to compensate the officer for the effects of any excise tax imposed by Section 4999 of the Internal Revenue Code. Finally, all unvested stock options and shares of restricted stock then held by the officer will vest immediately and be exercisable for a period of 24 months following the officer's termination.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee in 2002 were Messrs. Halperin and Brumback and Ms. Lenehan, none of whom is an employee of the Company. No executive officer of the Company is a member of the compensation committee of another corporation or other entity (or other persons serving an equivalent function for such entity) whose executive officers served on the Company's Board of Directors.

Report of the Compensation Committee

        During 2002, the Compensation Committee of the Board of Directors (the "Committee") consisted of Messrs. Brumback and Halperin and Ms. Lenehan. Ms. Lenehan was named a member of the Committee in July 2002. Each member of the Committee is a non-employee director. The Committee is responsible for establishing and administering the policies that govern annual compensation, equity ownership and other forms of compensation for the Company's executive officers. The Committee also administers the Company's overall stock-based compensation plans. This report is submitted by the Committee and addresses the Company's policies as they apply to the executive officers and Chief Executive Officer of the Company.

        The Company uses its compensation program to achieve the following objectives:

  •
  provide compensation that attracts, motivates and retains talented, high caliber people who can achieve the Company's strategic objectives; and

  •
  align management's interests with those of stockholders.

        Overview.    The Committee believes that its executive compensation program provides an overall level of compensation that is competitive in the computer-based digital editing industry and among companies of comparable size and complexity. At the beginning of each fiscal year, the Company establishes an annual compensation plan for the Company's executive officers based on its review of compensation data for executive officers at comparable companies. The Company's executive compensation program consists of base salary, annual cash incentive compensation, long-term equity incentives in the form of stock options, and other benefits which are generally available to all U.S.-based employees of the Company, such as the Company's employee stock purchase program, medical and life insurance, and 401(k) savings plans. A significant portion of the compensation for executive officers is expected to be in the form of performance-based compensation, both annual cash incentive compensation and long-term equity compensation, that depends upon the Company's successful achievement of its business objectives.

        Salary.    Base salary compensation is targeted at the median of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies in the same or similar business and of comparable size. In addition to external market data, salary is determined by the individual's performance and contribution to the Company. Base salary is not intended to be a method for significant, long-term wealth accumulation for executive officers.

        Annual Incentive Compensation.    The Executive Variable Compensation Program was the Company's incentive program for executive officers in 2002. The primary purpose of the program was to provide cash incentives to executives to achieve the financial goals established by the Company at the beginning of 2002. The annual cash incentive compensation provides a payout scale that is intended to provide high rewards for high performance and low or no payout for low performance.

        Excluding Digidesign, the professional audio segment of the business, the Company failed to meet its financial targets for the 2002 fiscal year. As a consequence, with one exception, the Company did not pay cash bonuses to its executive officers. The sole exception was Mr. Lebolt, who received a cash bonus based on the performance of the professional audio segment. Additional details regarding the bonus compensation are contained in the Summary Compensation Table under "Executive Compensation" above.

        Long-Term Incentive Compensation.    Long-term incentive compensation has been in the form of stock options and grants of restricted stock, and is intended to be the largest portion of total compensation. The goal of the long-term incentive compensation is to align the interests of management with those of the stockholders and enable executives to develop a long-term equity ownership position in the Company. In determining stock option grants, the Company considers the executive's individual performance, past stock option grants, and the challenges necessary for the Company to achieve its strategic objectives.

        During the 2002 fiscal year, 1,528 employees received stock options, including the Company's Named Executive Officers, who received 185,000 stock option grants under the Company's stock option plans, or 14.35% of the total options awarded. The options were granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and vest over a four-year period. Unless otherwise specified in the applicable option agreement, all options granted expire ten years from the date of grant or earlier if the grantee's employment with the Company is terminated.

        Employee Stock Purchase Plan.    The Company's employee stock purchase program, which is available to virtually all employees, including executive officers, allows participants to purchase shares of the Company's Common Stock at a 15 percent discount from the fair market value of the Common Stock at the beginning or end of the applicable purchase period (whichever is lower).

        Compensation of Chief Executive Officer.    As the Company's President and Chief Executive Officer from January 2002 to December 2002, David A. Krall received salary compensation of $420,000. Mr. Krall's annual salary for 2002 was determined based on an assessment of comparative industry salaries using established executive compensation surveys and is targeted at the median of this group. In accordance with the terms of the Company's Executive Variable Compensation Program and based on the Company performance in 2002, Mr. Krall did not receive a cash bonus for 2002.

        In 2002, the Company granted Mr. Krall options to purchase up to 50,000 shares of Common Stock at $14.13 per share. Twelve and one-half percent of the shares of each option vest and become exercisable six months after the date of grant, and the remaining shares vest in equal monthly installments over the following three and one-half years. The Committee believes that these options provide an appropriate long-term incentive for continued efforts on behalf of the Company.

        Impact of Section 162(m) of the Internal Revenue Code.    Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to a corporation's chief executive officer or any of its other four most highly compensated executive officers. Certain compensation, including qualified performance-based compensation will not be subject to the deduction limit if specific requirements are met. The Committee's primary objective is to establish compensation programs that maximize the creation of long-term shareholder value. However, the Committee reviews the potential effect of Section 162(m) periodically and if consistent with its goal of increasing shareholder value, seeks to structure the stock options granted to its executive officers under the Company's stock option plans in a manner that is intended to avoid disallowances of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards under the Company's stock option plans will be treated as qualified performance-based compensation under Section 162(m). The Committee reserves the right to use its judgment to authorize compensation payments which may be subject to the Section 162(m) limitation when the Committee believes such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions and the performance of the employees receiving the compensation.

                      COMPENSATION COMMITTEE
                      Robert M. Halperin
                      Charles T. Brumback
                      Pamela F. Lenehan

Report of the Audit Committee

        For the fiscal year ended December 31, 2002, the Audit Committee of the Company's Board of Directors was composed of three members and acted under a written charter approved by the Board in December 2000. The Board of Directors adopted a new Audit Committee Charter on February 24, 2003. A copy of the new charter is attached to this proxy as Appendix A. The members of the Audit Committee were independent directors as defined by its charter and the rules of the Nasdaq National Market.

        The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2002 and discussed these financial statements with the Company's management. The Company's management represented to the Audit Committee that the Company's financial statements had been prepared in accordance with accounting principles generally accepted in the United States of America. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report on those financial statements. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting and financial personnel and the independent accountants, the following:

  •
  the plan for, and the independent accountants' report on, the annual audit of the Company's financial statements;

  •
  the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to shareholders;

  •
  management's selection, application and disclosure of critical accounting policies;

  •
  changes in the Company's accounting practices, principles, controls or methodologies;

  •
  significant developments or changes in accounting rules applicable to the Company; and

  •
  the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

        From time to time, the Audit Committee meets in private sessions with the Company's independent accountants, at which discussions of financial management, accounting and internal control issues take place.

        The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with PricewaterhouseCoopers LLP, the Company's independent accountants. SAS 61 requires the Company's independent accountants to discuss with the Company's Audit Committee, among other things, the following:

  •
  methods to account for significant unusual transactions;

  •
  the initial selection of and changes in significant accounting policies;

  •
  the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  •
  the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates;

  •
  adjustments arising from the audit that, in the auditors' judgment, have a significant effect on the entity's financial reporting; and

  •
  disagreements, of which there were none, with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

        The Company's independent accountants also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This standard requires auditors to disclose annually in writing all relationships that in the auditors' professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of their independence. The Audit Committee discussed with the independent accountants the matters disclosed in this letter and their independence from the Company. The Audit Committee also considered whether the independent accountants' provision of the other, non-audit related services to the Company, which are referred to in "Independent Accountant's Fees and Other Matters" below, is compatible with maintaining such auditors' independence.

        It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the report of PricewaterhouseCoopers LLP on its audit of the Company's financial statements.

        Based on its discussions with management and the independent accountants, its review of the representations and information provided by management, and the report of the Company's independent accountants, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

                      AUDIT COMMITTEE
                      Charles T. Brumback
                      Nancy Hawthorne
                      Pamela F. Lenehan

Independent Accountant's Fees and Other Matters

        Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP as of or for the fiscal years ended December 31, 2002 and 2001, were:

	2002	2001
	(in thousands)
Audit	$825	$691
Audit Related	84	79
Tax	286	243
All Other	0	0

Total	$1,201	$1,013

        Audit Fees.    The Audit fees listed for the years ended December 31, 2002 and 2001 were for professional services rendered in connection with the audits of the consolidated financial statements included in the Company's Annual Report on Form 10-K, reviews of the consolidated financial statements included in Company's Quarterly Reports on Form 10-Q, and statutory and subsidiary audits, consents, income tax provision procedures, and assistance with the review of documents filed with the Securities and Exchange Commission.

        Audit-Related Fees.    The Audit-Related fees listed for the years ended December 31, 2002 and 2001 were for advisory services related to financial accounting and reporting standards.

        Tax Fees.    The Tax fees listed for the years ended December 31, 2002 and 2001 were for services related to tax compliance, including the preparation and review of tax returns and claims for refund, and tax planning and advice, including assistance with tax audits.

        All Other Fees.    There were no fees classified as All Other fees during the years ended December 31, 2002 and 2001.

        The Company has early-adopted certain components of new proxy fee disclosure requirements that will be required for the fiscal year ending December 31, 2003. However, the Company's Audit Committee has not yet adopted pre-approval policies and procedures for audit and non-audit services. Therefore, this proxy disclosure does not include a discussion of such pre-approval policies and procedures.

Section 16(a) Beneficial Ownership Reporting Compliance

        Based solely on its review of copies of reports filed by persons required to file such reports with respect to beneficial ownership of securities of the Company ("Reporting Persons") pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and written representations from certain Reporting Persons, the Company believes that all filings required to be made by Reporting Persons of the Company were timely made in accordance with the requirements of the Exchange Act.

Stock Performance Graph

        The following graph compares the cumulative total stockholder return on the Common Stock of the Company during the period from January 1, 1998 through December 31, 2002 with the cumulative total return of (i) the Nasdaq National Market Index and (ii) a Peer Group Index* over the same period. This comparison assumes the investment of $100 on December 31, 1997 in the Company's Common Stock, the Nasdaq National Market Index and the Peer Group Index and assumes that dividends, if any, are reinvested.

*
Peer Group Index reflects the stock performance of the publicly traded companies comprising the SIC Code Index 3663 (Radio and Television Broadcasting and Communications Equipment).

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

        The Audit Committee has selected the firm of PricewaterhouseCoopers LLP ("PwC") as the Company's independent accountants for the current fiscal year. PwC has served as the Company's independent accountants since 1992. Although stockholder ratification of the selection of PwC is not required by law, the Board of Directors believes that it is advisable to give stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Company will reconsider the selection of PwC.

        Representatives of PwC are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they so desire, and will also be available to respond to appropriate questions from stockholders.

OTHER MATTERS

        Management does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

        All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names and the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

Householding Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's proxy statement and annual report to stockholders may have been sent to multiple stockholders in a given household. The Company will promptly deliver a separate copy of either document upon request to: Avid Technology, Inc., Avid Technology Park, One Park West, Tewksbury, Massachusetts 01876, Attn: Investor Relations Department, telephone: (978) 640-6789. Requests for separate copies of future proxy statements or annual reports (or multiple copies to the same address) may be made either through the stockholder's bank, broker or other nominee record holder, or directly at the address or telephone number listed above.

        A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, including financial statements and schedules, but excluding exhibits, will be furnished without charge to any stockholder upon written request to the Company. Please address all such requests to the attention of Investor Relations at the address or telephone listed above. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Stockholder Proposals for the 2004 Annual Meeting of Stockholders

        A proposal that a stockholder would like included in the Company's proxy statement for the 2004 Annual Meeting must be received by the Secretary of the Company at its principal office in Tewksbury, Massachusetts no later than December 15, 2003.

        If a stockholder intends to present a proposal at the 2004 Annual Meeting of Stockholders, but not have such proposal included in the Company's proxy statement, the proposal must be submitted to the Secretary of the Company at the Company's principal offices no later than March 12, 2004 or 60 days before the date of the 2004 Annual Meeting, whichever is later. The Company has not yet set a date for the 2004 Annual Meeting; however, if the 2004 Annual Meeting is held on May 21, 2004 (the anniversary of the 2003 Annual Meeting), the deadline for delivery of the proposal is expected to be March 12, 2004.

                      By Order of the Board of Directors,
                      ETHAN E. JACKS
                       Secretary

April 11, 2003

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT STOCKHOLDERS PLAN TO ATTEND, STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

AVID TECHNOLOGY, INC.
AUDIT COMMITTEE CHARTER

February 24, 2003

A.    PURPOSE

        The purpose of the Audit Committee is to assist the Board of Directors' oversight of:

  •
  the integrity of the Company's financial statements;
  •
  the independent auditor's qualifications and independence; and
  •
  the performance of the Company's independent auditors.

B.    STRUCTURE AND MEMBERSHIP

  1.
  Number.    The Audit Committee shall consist of at least three members of the Board of Directors.
  2.
  Independence.    Except as otherwise permitted by the applicable rules of The Nasdaq National Market and Section 301 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder), each member of the Audit Committee shall be "independent" as defined by such rules and Act.
  3.
  Financial Literacy.    Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee.
  4.
  Chair.    Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.
  5.
  Compensation.    The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any compensation from the Company other than director's fees.
  6.
  Selection and Removal.    Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.    AUTHORITY AND RESPONSIBILITIES

  1.
  General

        The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

  2.
  Oversight of Independent Auditors
  (a)
  Selection.    The Audit Committee shall be solely and directly responsible for appointing, evaluating and, when necessary, terminating the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.
  (b)
  Independence.    The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall review at least annually all relationships between the independent auditor and the Company.
  (c)
  Compensation.    The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.
  (d)
  Preapproval of Services.    The Audit Committee shall preapprove all audit services, which may entail providing comfort letters in connection with securities underwritings, and non-audit services (other than de minimus non-audit services as defined by the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder)) to be provided to the Company by the independent auditor.
  (e)
  Oversight.    The independent auditor shall report directly to the Audit Committee and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate obtain and review the reports required to be made by the independent auditor regarding:
  (i)
  critical accounting policies and practices;
  (ii)
  alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and
  (iii)
  other material written communications between the independent auditor and Company management.
  3.
  Review of Audited Financial Statements
  (a)
  Discussion of Audited Financial Statements.    The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.
  (b)
  Recommendation to Board Regarding Financial Statements.    The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.
  (c)
  Audit Committee Report.    The Audit Committee shall prepare an annual committee report for inclusion where necessary in a proxy statement of the Company relating to an annual meeting of security holders at which directors are to be elected.
  4.
  Review of Other Financial Disclosures
  (a)
  Independent Auditor Review of Interim Financial Statements.    The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

  5.
  Controls and Procedures
  (a)
  Oversight.    The Audit Committee shall coordinate the Board of Director's oversight of the Company's internal accounting controls and the Company's disclosure controls and procedures.
  (b)
  Procedures for Complaints.    The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
  (c)
  Related-Party Transactions.    The Audit Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Audit Committee.
  (d)
  Additional Powers.    The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.    PROCEDURES AND ADMINISTRATION

  1.
  Meetings.    The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.
  2.
  Subcommittees.    The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.
  3.
  Reports to Board.    The Audit Committee shall report regularly to the Board of Directors.
  4.
  Charter.    At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.
  5.
  Independent Advisors.    The Audit Committee shall have the authority to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.
  6.
  Investigations.    The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

* * *

DETACH HERE

PROXY

AVID TECHNOLOGY, INC.

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on behalf of the Board of Directors of the Company

        The undersigned, having received notice of the meeting and the accompanying proxy statement, and revoking all prior proxies, hereby appoints Messrs. David A. Krall and Ethan E. Jacks and Ms. Carol E. Kazmer, and each of them individually, with full power of substitution, as proxies to represent and vote all shares of stock which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Avid Technology, Inc. to be held at One Federal Street, 7th Floor, Boston, Massachusetts, on Wednesday, May 21, 2003, at 10:00 a.m., and at any adjournment thereof, with respect to the following matters set forth on the reverse side.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

AVID TECHNOLOGY
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.
1.	To elect the two nominees listed below to serve as Class I Directors for a term of three years.
	Nominees:	(01) Charles T. Brumback (02) Nancy Hawthorne
		FOR ☐ ALL NOMINEES	☐ WITHHELD FROM ALL NOMINEES	☐ MARK HERE IF YOU PLAN TO ATTEND THE MEETING
	☐ For all nominees except as noted above			☐ MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
		FOR	AGAINST	ABSTAIN
2.	To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted FOR Proposals 1 and 2.
Please sign and return immediately.
When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

Signature:	Date:	Signature:	Date:

QuickLinks

Notice of Annual Meeting of Stockholders to be Held on Wednesday, May 21, 2003
Proxy Statement for the Annual Meeting of Stockholders to be Held on Wednesday, May 21, 2003
ELECTION OF DIRECTORS
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Equity Compensation Plan Information
Report of the Compensation Committee
RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
OTHER MATTERS
APPENDIX A AVID TECHNOLOGY, INC. AUDIT COMMITTEE CHARTER February 24, 2003